EXHIBIT 99.3


THE SECURITIES EVIDENCED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.
                                Tribeworks, Inc.
                             A DELAWARE CORPORATION
                                 PROMISSORY NOTE

UP TO $100,000                                                    MARCH 29, 2005


         Terrence G. Hooper (the "Holder") agrees to loan to Tribeworks, Inc., a Delaware corporation (the "Company"), the principal sum of up to one-hundred thousand dollars ($100,000) on the terms and conditions herein. Funds totaling $100,000 will be held in Trust for specific purposes noted below. As procedures are fulfilled for payment of authorized expenditures, money will be released from Trust to the Company. The amount(s) so released will become principal amounts under this Note as of the date the money is released to the Company.

         NOW, THEREFORE, FOR VALUE RECEIVED, the Company promises to pay simple interest on the unpaid principal amount of that loan at a rate per annum equal to 6 percent (6%). This Note shall become due and payable as to both accrued interest and principal at any time on or after September 29, 2005, upon receipt by the Company of written notice from the Holder demanding such payment. The Company shall make such requested payment within thirty (30) days of receipt of such notice. All payments hereon shall be applied first to accrued interest and second to the reduction of the principal. This Note shall be subordinate in all respects to any existing or future indebtedness of the Company.

         1. USE OF PROCEEDS. Loan proceeds shall be held in Trust and utilized only for the following expenses and in the amounts shown, unless otherwise agreed upon in writing. Actual expenditure requests shall be individually approved in writing by all members of the Board of Directors of the Company, and shall in all cases contain the signature of J. Glenn Pogue. Each written, signed request for funds shall specify the amount and use of the requested funds and shall be forwarded to the person holding the Trust. Upon, and as of the date of, the release of funds from the Trust to the Company, said amount shall be added to the outstanding Principal balance of the Loan

         A.  Accounting Fees: $30,000
         B.  Temporary Accountant: $5,000
         C.  Tribeworks Development Corp. Valuation: $15,000
         D.  Sell-off Administrative Costs: $7,000
         E.  Attorney Fees: $20,000
         F. Annual General Meeting: $5,000


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         2. Prepayment. Prepayment of this Note, in full or in part, may be made at any time without penalty.


         3. Transfer of Note; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, this Note may not be transferred without the prior written consent of the Company. The Company shall not be required to recognize as the Holder any purported transferee of this Note if the Company has not consented to the transfer of this Note to the transferee.


         4. Waiver of Notice, Etc. The undersigned and all endorsers, guarantors and assignors, if any, of this Note severally waive notice of default, presentation or demand for payment and protest and notice of nonpayment or dishonor.


         5. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.


         6. Expense. Each party shall pay its own fees and expenses incurred in enforcing its rights under this Note, whether or not litigation is commenced, including without limitation all fees and expenses of attorneys and expert witnesses.


         7. Amendment. This Note and its terms may be changed, waived, or amended only by the written consent of the Company and the Holder.


         8. Governing Law. This Note shall be governed by, and construed and enforced in accordance with the laws of the State of California without giving effect to the conflict of laws principles thereof.


         9. Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer, or director of the Company be liable for any amounts due or payable pursuant to this Note.

         This Promissory Note is executed as of the date first above written.

                            [SIGNATURE PAGE FOLLOWS]

                                             "COMPANY"

                                             Tribeworks, Inc.




                                             By:________________________________

                                             Print Name:________________________

                                             Title:_____________________________

Acknowledged and Agreed:
"HOLDER"
By:________________________________

Print Name:________________________

Title:_____________________________

Address of Holder:

___________________________________

___________________________________



                 [SIGNATURE PAGE OF CONVERTIBLE PROMISSORY NOTE]